                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 5, 2001


                          EME HOMER CITY GENERATION L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   PENNSYLVANIA
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


    333-92047-03                                     33-0826938
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)


                     1750 POWER PLANT ROAD
                     HOMER CITY, PENNSYLVANIA    15748-8009
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (724) 479-9011


                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Items 1 through 4, 6, 7, 8 and 9 are not included because they are not applicable.

Item 5. OTHER EVENTS

         EME Homer City files this Form 8-K/A to correct an inadvertent error in the description of Section 6.9 of the Participation Agreement contained in paragraph (7) under "--Form of Participation Agreement" in the Form 8-K filed by EME Homer City with the Securities and Exchange Commission today.

        Paragraph (7) is restated in its entirety as follows:

             (7) a change to Section 6.9 to clarify that payment of the equity portion of rent to the owner lessor will be permitted if all the conditions in Section 6.9 are satisfied, including the requirement that the debt service reserve account be fully funded, after giving effect to payments of the debt portion of rent and other deposits made into the debt service reserve account on the date of such payment;

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized in the City of Irvine, State of California, on the 5th day of December, 2001.


                                    EME HOMER CITY GENERATION L.P.
                                            (Registrant)

                                    General Partner

                                    Mission Energy Westside, Inc.

                                    By: /s/ Kevin M. Smith
                                        -------------------------
                                        Name:  Kevin M. Smith
                                        Title: Vice President and Treasurer